UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 24, 2019

TUESDAY MORNING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19658	75-2398532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6250 LBJ Freeway, Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

(972) 387-3562
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TUES	The Nasdaq Stock Market LLC

Item 1.01                                           Entry into a Material Definitive Agreement

On July 24, 2019, the Company, Jeereddi II, LP (“Jeereddi II”), Purple Mountain Capital Partners LLC (“PMCP”) and certain of Jeereddi II and PMCP’s affiliates (Jeereddi II and PMCP, together with their affiliates, the “Jeereddi/PMCP Group”) amended and restated the previously disclosed cooperation agreement between the parties, dated as of October 1, 2017 (the “A&R Cooperation Agreement”), to extend the term of the Standstill Period during which the Jeereddi/PMCP Group will remain subject to certain previously disclosed normal and customary standstill provisions, and extend and continue certain other matters related to annual meetings of the stockholders and the continuing service of James T. Corcoran on the Board of Directors of the Company (the “Board”).

Pursuant to the A&R Cooperation Agreement, the Company will nominate Mr. Corcoran for election to the Board at the 2019 annual meeting of stockholders and the Standstill Period will be extended through the later of (x) the date that is the first day to submit stockholder director nominations for the 2021 annual meeting of stockholders pursuant to the Company’s Bylaws (the “2021 Advance Notice Date”) and (y) the date that Mr. Corcoran no longer serves on the Board; provided, however, that if Mr. Corcoran is not re-nominated by the Board for election at the 2020 annual meeting of stockholders, the Standstill Period shall end thirty (30) days following the conclusion of the 2020 annual meeting of stockholders; and provided, further, that if Mr. Corcoran resigns for any reason prior to the 2021 Advance Notice Date, the Standstill Period shall continue until the 2021 Advance Notice Date.  In addition, the A&R Cooperation Agreement continues to provide that if the Jeereddi/PMCP Group no longer beneficially owns at least 533,344 shares of the Company’s common stock, Mr. Corcoran will offer his resignation to the Board and the Jeereddi/PMCP Group will no longer be entitled to replacement rights in the event Mr. Corcoran is unable to serve as a director.  The A&R Cooperation Agreement also extends the agreement by the Jeereddi/PMCP Group to vote in favor of certain matters at the 2019 and 2020 annual meetings of stockholders.

The foregoing summary of the A&R Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Cooperation Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)      Exhibits

10.1

Amended and Restated Agreement, dated as of July 24, 2019, by and among Tuesday Morning Corporation, Jeereddi II, LP, Purple Mountain Capital Partners LLC and the entities and natural persons set forth in the signature pages thereto.

EXHIBIT INDEX

Exhibit Number	Description

10.1

Amended and Restated Agreement, dated as of July 24, 2019, by and among Tuesday Morning Corporation, Jeereddi II, LP, Purple Mountain Capital Partners LLC and the entities and natural persons set forth in the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: July 25, 2019	By:	/s/ BRIDGETT C. ZETERBERG
Bridgett C. Zeterberg
General Counsel and Secretary